HIGHLAND FUNDS II

Highland Fixed Income Fund (the “Fund”)

Supplement dated December 4, 2020 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated January 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Effective immediately, Calvin Jones has been added as portfolio manager of the Fund and is primarily responsible for the Fund’s investments. Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	The following paragraph and table are hereby replaced in its entirety under the “Portfolio Management” section of the Summary Prospectus and the corresponding section of the Prospectus:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Sub- Adviser

John Hakopian	5 years	President

Calvin Jones, CFA	Less than 1 year	Managing Director

2.	The following paragraphs are hereby added under the “Management of the Funds – About the Funds’ Portfolio Managers” section of the Prospectus:

Portfolio Management Teams

Highland Fixed Income Fund is managed by John Hakopian and Calvin Jones.

Calvin Jones, CFA, is a portfolio manager of Highland Fixed Income Fund and a Managing Director of Fixed Income at FFA. Mr. Jones is a senior member of the FFA investment management team and is responsible for working closely with FFA’s financial advisors to develop investment strategies utilizing income assets to help clients achieve their financial goals. In his role, Mr. Jones serves on the company’s Investment and Asset Allocation committees and is responsible for leading and overseeing the firm’s fixed income assets. Mr. Jones joined FFA in 2011. His previous experience at ProShare Advisors included trading and analysis in global equity and derivatives markets for the world’s largest manager of leveraged and inverse funds. Mr. Jones earned a Bachelor of Engineering degree from the University of Pittsburgh and a Master of Science in Mathematical Finance degree from the University of North Carolina at Charlotte. He is a member of the CFA Institute and the CFA Society of Los Angeles.

3.	The following table is hereby added under the “Securities Activities of HCMFA and the Sub-adviser – Portfolio Manager – Other Accounts Managed and Ownership of Securities” section in the SAI:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Fixed Income Fund
Calvin Jones*	None	None	None	None

*Information is provided as of November 30, 2020

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFII-HFB-SUPP-1220